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                                     [LOGO]


                                   Excelsior
                                 Income Shares,
                                      Inc.


                                Quarterly Report
                                 March 31, 1999


                       --------------------------------

DEAR FELLOW SHAREHOLDERS:

     Income for the first quarter was $564,567 or $.26 per share. A dividend of $.25 was declared on April 5, 1999, payable April 30, 1999, to holders of record April 23, 1999.

     The sight of tulips in blossom has gladdened a number of us who are tired of winter. A frequently asked question about the stock market also has to do with tulips--more appropriately with "tulip-mania". Some interesting observations were made relating to that unhappy condition at our recent shareholder's meeting.

     One speaker predicted a sharp correction in the market caused by investor flight from stratospheric multiples of earnings. The disparity between favorite stocks and the broad averages caused this person considerable concern and persuaded him to head for the bomb shelter.

     Another participant was more sanguine. He found reassurance in the number of good companies selling at reasonable multiples of healthy earnings. He also took comfort from the undoubted fact that the "baby boomers" are saving for retirement and represent a large and growing source of investment dollars.

     The last word was had by a shareholder who brought us back to questions which concern Excelsior. She said that as a retiree she was interested in a safe, assured income stream which would continue regardless of what happened to the stock market.

     We do not envy the experts who have to make equity investment decisions. Our task was stated exactly by the retiree; We are concerned with income and safety. Both seem pretty well assured by our portfolio. We see no evidence of inflation pushing interest rates violently higher, and a benign effect of the likely federal budget surplus is that there will be fewer trips to the money well by the Treasury.

     As always, there is a wild card, which might undo this cheerful prediction. The Balkan mess could produce unintended consequences of a truly frightful nature. As of now it does appear as though our country may have achieved a historic first--bombing the enemy results in his attaining his objective.

     However, back to those lovely tulips. We leave the quandry of war and stock markets to others. We will continue to follow our stodgy course, and we have a hunch that all our shareholders will take comfort from that decision.

                                                    Sincerely,

                                                    /s/ Townsend Brown II

                                                    Townsend Brown II
                                                    Chairman and President

April 6, 1999

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
March 31, 1999 (Note 1)

U.S. GOVERNMENT AND FEDERAL                    Moody's
AGENCIES OBLIGATIONS--52.10%                   Rating**      Face Amount        Cost*           Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  7.55%, 6/10/04                                  (1)        $ 2,500,000     $ 2,423,945     $ 2,512,375
  7.50%, 7/25/20                                  (1)            569,865         564,121         570,406
  6%, 4/1/28                                      (1)          2,966,998       2,918,321       2,883,655
Federal National Mortgage Assn., Global Bond,
  8.50%, 2/1/05                                                1,600,000       1,600,000       1,642,925
Government National Mortgage Assn.,
  6%, 7/20/27                                     (1)            597,216         600,109         604,605
  6%, 11/20/28                                    (1)          2,999,179       2,954,660       2,899,012
  7%, 5/15/22                                     (1)            229,961         229,674         233,474
  7%, 4/15/23                                     (1)          2,502,565       2,504,129       2,540,787
  7%, 5/15/23                                     (1)            607,156         605,354         616,430
  7%, 3/15/24                                     (1)          1,324,376       1,310,305       1,344,603
  7.50%, 12/15/25                                 (1)            681,917         680,851         701,842
  8%, 8/15/24                                     (1)            867,827         863,081         903,659
  8%, 1/15/25                                     (1)            765,067         739,724         796,656
  8.50%, 7/15/17                                  (1)            726,950         745,464         767,784
  8.50%, 5/15/21                                  (1)            298,038         305,629         314,779
  10%, 1/15/18                                    (1)            645,290         700,240         706,383
U.S. Treasury Bond,
  7.25%, 5/15/16                                  (1)          1,000,000         975,000       1,147,500
                                                             -----------     -----------     -----------
                                                              20,882,405      20,720,607      21,186,875
                                                             -----------     -----------     -----------

BONDS AND NOTES--34.35%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust
  6.64%, 4/17/10                                  Aaa          1,000,000       1,012,969       1,009,375
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                                  Aa2          1,500,000       1,495,875       1,696,770
Ford Motor Credit
  6.125, 1/9/06                                    A1          2,000,000       1,989,980       1,987,896
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                  Aaa          2,000,000       1,978,500       2,147,952
Nationslink Funding Corp.
  6.476%, 7/20/08                                 Aaa          1,000,000       1,014,414       1,013,335
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                   A1          1,800,000       1,806,138       1,978,267
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                   A1          2,000,000       1,997,400       2,010,508
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                   Aa2          2,000,000       1,988,600       2,122,512
                                                             -----------     -----------     -----------
                                                              13,300,000      13,283,876      13,966,615
                                                             -----------     -----------     -----------
SHORT-TERM HOLDINGS--13.55%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                        1,518,536       1,518,536       1,518,536
Federal Farm Credit Disc. Note 4/16/99                         3,000,000       1,995,927       1,995,927
Federal National Mortgage Assn., Disc. Note 4/16/99            2,000,000       1,996,075       1,996,075
                                                             -----------     -----------     -----------
                                                               5,518,536       5,510,538       5,510,538
                                                             -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                              $39,700,941     $39,515,021     $40,664,028
                                                             -----------     -----------     -----------
                                                             -----------     -----------     -----------

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

March 31, 1999 (Note 1)

The aggregate market value at March 31, 1999 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $25,357,537          72.13
    A1                  3,819,282          10.86
    Aa2                 5,976,669          17.01
                      -----------        -------
    Total             $35,153,490         100.00
                      -----------        -------
                      -----------        -------

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $ 1,246,078
    Aggregate gross unrealized
      depreciation                        (97,071)
                                      -----------
  Net unrealized appreciation         $ 1,149,007
                                      -----------
                                      -----------
Cost for Federal Income Tax
Purposes                              $39,515,021
                                      -----------
                                      -----------
**Credit ratings are unaudited.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999

ASSETS:
------------------------------

Investments (Note 1)
  in securities
  at value (identified
  cost $39,515,021):
  U.S. Government and
    Federal Agencies
    obligations         $21,186,875
  Bonds and notes        13,966,615
  Short-term holdings     5,510,538
                        -----------
    Total Investments                 $40,664,028
Cash                                       10,551
Interest receivable                       365,800
Prepaid expenses                           18,876
                                      -----------
    Total Assets                       41,059,255
                                      -----------

LIABILITIES:
------------------------------

Accrued advisory fee (Note 3)              60,062
Accrued operating expenses                 32,989
                                      -----------
    Total Liabilities                      93,051
                                      -----------
Net Assets                            $40,966,204
                                      -----------
                                      -----------
  NET ASSETS consist of:
  Undistributed net investment
    income                            $   507,282
  Accumulated net realized losses
    from investment transactions         (338,287)
  Unrealized appreciation on
    investments                         1,149,007
  Capital shares (Note 5)                  21,864
  Additional paid-in capital           39,626,338
                                      -----------
                                      $40,966,204
                                      -----------
                                      -----------
Net Asset Value per share
  ($40,966,204 / 2,186,391 shares)         $18.74
                                      -----------
                                      -----------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the three months ended March 31, 1999
(Note 1)

INVESTMENT INCOME:
------------------------------
INCOME--Interest                       $  671,601
EXPENSES:
  Investment advisory fee    $51,781
  Directors' fees and
    expenses                  11,343
  Officer's salary            10,906
  Postage and printing         8,384
  Professional fees            5,424
  Insurance                    5,462
  Transfer agent and
    registrar fees             4,931
  The New York Stock
    Exchange, Inc.--annual fee 3,873
  Miscellaneous                4,930
                          ----------
  Total expenses                          107,034
                                       ----------
  Investment Income--Net                  564,567
                                       ----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------
Realized gain from security
  transactions (excluding
  short-term securities):
  Proceeds from sales     $1,585,208
  Cost of sales            1,577,112
                          ----------
    Net realized gain                       8,096
Unrealized appreciation
  (depreciation) on
  investment securities:
  Beginning of period      1,824,564
  End of period            1,149,007
                          ----------
  Change in unrealized
    appreciation--net                    (675,557)
                                       ----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments          (667,461)
                                       ----------
Net decrease in Net Assets
  Resulting from Operations            ($ 102,894)
                                       ----------
                                       ----------

STATEMENT OF CHANGES IN NET ASSETS

                           For the
                            three        For the
                           months         year
                            ended         ended
                          Mar. 31,      Dec. 31,
                            1999          1998
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)           $   564,567   $ 2,314,162
 Realized gain on
  investments--net
  (Note 2)                     8,096        29,104
 Change in unrealized
  appreciation--net         (675,557)      487,983
                         -----------   -----------
 Net increase
  (decrease)
  in net assets
  resulting from
  operations                (102,894)    2,831,249
 Dividends to share-
  holders from:
  Investment income--
  net                             --    (2,251,982)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)            --            --
                         -----------   -----------
 Total increase
  (decrease) in net
  assets                    (102,894)      579,267

NET ASSETS:
-----------------------
 Beginning of period      41,069,098    40,489,831
                         -----------   -----------
 End of period
  (including
  undistributed
  (overdistributed) net
  investment income of
  $507,282 and
  ($57,285) in 1999 and
  1998, respectively)    $40,966,204   $41,069,098
                         -----------   -----------
                         -----------   -----------
        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                    For the
                                     three
                                     months                               For the year ended
                                     ended          ---------------------------------------------------------------
                                    3/31/99           1998             1997             1996             1995
                                   ------------     ------------     ------------     ------------     ------------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                             $  18.78          $18.52           $18.23           $18.94           $16.87
                                     --------          ------           ------           ------           ------
  Net investment income                   .26            1.06             1.08             1.11             1.14
  Net gain (loss) on securities
     (realized and unrealized)           (.30)            .23              .38             (.64)            2.05
                                     --------          ------           ------           ------           ------
Total from investment
  operations                             (.04)           1.29             1.46              .47             3.19
                                     --------          ------           ------           ------           ------
Less Dividends and
  Distributions:
Dividends from net investment
  income                                   --           (1.03)           (1.17)           (1.18)           (1.12)
Distribution from realized
  gains on investments                     --              --               --               --               --
                                     --------          ------           ------           ------           ------
Total dividends and
  distributions                            --           (1.03)           (1.17)           (1.18)           (1.12)
                                     --------          ------           ------           ------           ------
  Treasury stock transaction               --              --              .00               --               --
                                     --------          ------           ------           ------           ------
Net asset value, end of period       $  18.74          $18.78           $18.52           $18.23           $18.94
                                     --------          ------           ------           ------           ------
                                     --------          ------           ------           ------           ------
Market value per share, end of
  period                             $ 16.375          $16.56           $16.75           $15.75           $16.00
                                     --------          ------           ------           ------           ------
                                     --------          ------           ------           ------           ------

Total Investment Return:
Based on market value per share         0.48%           5.55%           14.51%            5.68%           17.04%
Ratios To Average Net Assets:
Expenses                                0.26%           0.97%            1.08%            1.07%            1.08%
Net investment income                   1.38%           5.62%            5.89%            6.02%            6.26%
Supplemental Data:
Net assets at end of period
  (000 omitted)                      $ 40,966        $ 41,069         $ 40,490         $ 39,887         $ 41,452
Portfolio turnover rate                 4.56%          15.88%            2.91%            5.50%           25.07%


*Based on average shares outstanding.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
March 31, 1999
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at March 31, 1999, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $60,969 and $277,318 expiring on December 31, 2002 and December 31, 2003, respectively, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1998 is an increase in undistributed net investment income of $13,363, a decrease in accumulated net realized loss of $13,363.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees

Excelsior Income Shares, Inc.

March 31, 1999
--------------------------------------------------------------------------------

for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Two officers of the Company are officers of United States Trust Company of New York.

     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended March 31, 1999, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $2,027,382 and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $-0- and $1,585,208, respectively.

(5) CAPITAL STOCK:

At March 31, 1999, 2,186,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the years ended December 31, 1997 and December 31, 1994, the Company purchased 2,000 and 32,500 shares in the open market at a cost of $30,805 and $475,737, respectively.

ADDITIONAL INFORMATION:

YEAR 2000:

Like other investment companies, financial and business organizations and individuals around the world, the Company could be affected adversely if the computer systems used by the Investment Adviser and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Company's other service providers have informed the Company that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS

Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS

Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR

United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN

The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.